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                                                                       EXHIBIT 1

                    4,750,000 Shares of Class A Common Stock


                           STEWART ENTERPRISES, INC.



                             UNDERWRITING AGREEMENT
                             ----------------------


                                 June   , 1997



BEAR, STEARNS & CO. INC.
GOLDMAN, SACHS & CO.
ABN AMRO CHICAGO CORPORATION
JOHNSON RICE & COMPANY L.L.C.
 As Representatives of the
 several Underwriters named in
 Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Dear Sirs:

     Stewart Enterprises, Inc., a Louisiana corporation (the "Company"), proposes to issue and sell to the Underwriters named in SCHEDULE I hereto (the "Underwriters") 4,250,000 shares of Class A Common Stock, no par value per share, of the Company (the "Class A Common Stock"), and Frank B. Stewart, Jr. ("Stewart") and the Frank B. Stewart, Jr. Charitable Remainder Unitrust (the "Trust") (each a "Selling Shareholder" and, collectively, the "Selling Shareholders"), propose to sell to the Underwriters an additional 150,000 shares and 350,000 shares, respectively, of Class A Common Stock, which aggregate of 4,750,000 shares of Class A Common Stock is herein referred to as the "Firm Shares." In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company proposes to issue and sell to the Underwriters, at the option of the Underwriters, up to an additional 712,500 shares of Class A Common Stock (the "Additional Shares"). The Firm Shares and any Additional Shares purchased by the Underwriters are herein referred to as the "Shares." The Shares are more fully described in the Registration Statement referred to below.

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SHAREHOLDERS.

     A. The Company represents and warrants to, and agrees with, the several Underwriters that:

        (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on Form S-3 (No. 333-27771), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). The Company will not, without your prior consent, file any other amendment thereto or make any change in the form of final prospectus included therein prior to the time it is first filed pursuant to Rule 424(b) of the General Rules and Regulations of the Commission under the Act (the "Regulations"). Such registration statement, including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof, as amended, when it shall become effective, is herein called the "Registration Statement" and shall include information with respect to the Shares and the offering permitted to be omitted from the Registration Statement
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when it becomes effective pursuant to Rule 430A or Rule 434 of the Regulations;
and the prospectus, in the form included as part of the Registration Statement, or, if different, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is herein called the "Prospectus." The term "preliminary prospectus" as used herein means each prospectus included in the Registration Statement or any amendments thereto, before it became effective under the Act and any prospectus filed with the Commission pursuant to Rule 424(a) of the Regulations. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment", or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include
(i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

     (b) When the Registration Statement shall become effective, when any amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act is filed, and at all times subsequent thereto and including the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and will contain all statements that are required to be stated therein in accordance with the Act and the Regulations, and does not or will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and no event will have occurred that should have been set forth in an amendment or supplement to the Registration Statement or Prospectus that has not then been set forth in such an amendment or supplement. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you as herein stated, or by or on behalf of either of the Selling Shareholders insofar as it relates to such Selling Shareholders, in each case expressly for use in connection with the preparation thereof. The documents incorporated by reference in the Registration Statement and the Prospectus, when they were first filed with the Commission, complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder.

     (c) Neither the Commission nor the Blue Sky or securities authority of any jurisdiction has issued a stop order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Shares, nor, to the knowledge of the Company, has any of such authorities instituted or threatened to institute any proceedings with respect to a stop order.

     (d) To the best knowledge of the Company, Coopers & Lybrand L.L.P., who have certified the financial statements and supporting schedules, if any, included in the Registration Statement or incorporated by reference, are independent public accountants with regard to the Company as required by the Act and the Regulations.

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     (e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has not been any material adverse change or any development involving a material adverse change, in the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented or incorporated by reference in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations that were incurred or undertaken in the ordinary course of business or are reflected in the Registration Statement and the Prospectus.

     (f) The Company has all necessary corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder; this Agreement and the transactions contemplated herein have been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity hereunder may be limited by federal or state securities laws or the public policy underlying such laws and except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity.

     (g) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, pursuant to the terms of any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound, or (ii) violate or conflict with any provision of the Articles of Incorporation or Bylaws of the Company or similar organizational documents of any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

     (h) All of the outstanding shares of capital stock of the Company are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The Company had an authorized and outstanding capitalization at January 31, 1997 as set forth in the preliminary prospectus dated June 9, 1997 and at April 30, 1997 as set forth in the Registration Statement and the Prospectus. The Shares to be sold by the Company, when delivered and sold in accordance with this Agreement will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive rights. None of such Shares when delivered will be subject to any lien, claim, encumbrance, restriction or any other claim of any third party. The Class A Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained or incorporated by reference in the Registration Statement and the Prospectus.

     (i) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or partnership in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation or partnership in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as

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a whole. Each of the Company and its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from any public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

     (j) Neither the Company nor any of its subsidiaries (i) is in violation of its corporate charter or bylaws or other similar organizational documents, (ii) is in default under any lease, license, indenture, mortgage, deed of trust, note, bank loan or other evidence of indebtedness or any other agreement, understanding or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary or any property of the Company or any of such subsidiary may be bound or affected, which default may have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole, or (iii) is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, which violation or failure may have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole.

     (k) Except as described in the Registration Statement and the Prospectus, and any documents incorporated by reference therein (including the notes to the financial statements included or incorporated by reference therein), there are no outstanding warrants or options to purchase any shares of the capital stock of the Company and there are no preemptive or other rights to subscribe for or to purchase, and no restrictions upon, any Class A Common Stock pursuant to the Company's Articles of Incorporation or Bylaws or any agreement or other instrument to which the Company is a party or by which it is bound.

     (l) There is no litigation or proceeding pending or, to the knowledge of the Company, threatened, before or by any court or government agency, authority or body, or any arbitrator against the Company or any of its subsidiaries that
(i) could reasonably be expected to have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole, or (ii) is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed and adequately summarized therein.

     (m) The financial statements (including the related notes and supporting schedules) included in the Registration Statement and the preliminary prospectus or the Prospectus, or incorporated by reference therein, present fairly in accordance with generally accepted accounting principles the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

     (n) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers or shareholders of the Company or any of its subsidiaries, on the other hand, which is required by the Act or by the Regulations to be described in the Registration Statement and the Prospectus that is not so described or is not adequately described.

     (o) There are no contracts or other documents that are required to be filed as exhibits to the Registration Statement by the Act or by the Regulations that have not been filed as exhibits to the Registration Statement, or that are required to be summarized in the Prospectus that are not so summarized or are not adequately summarized.

     (p) No person has the right to request or require the Company or any of its subsidiaries to register any capital stock for offering and sale under the Act whether by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Shares or otherwise.

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     (q) The Company has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Class A Common Stock to facilitate the sale or resale of the Shares.

     (r) The Class A Common Stock is quoted on the Nasdaq National Market.

     (s) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     (t) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

     B. Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:

     (a) The execution, delivery and performance of this Agreement by such Selling Shareholder and the consummation of the transactions contemplated hereby will not (i) conflict with or result in the breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to the terms of any agreement, instrument (including in the case of the Trust, the declaration of trust for the Trust), franchise, license or permit to which such Selling Shareholder is a party or by which such Selling Shareholder or any of such Selling Shareholder's property or assets may be bound, or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Shareholder or such Selling Shareholder's property or assets.

     (b) Such Selling Shareholder has, and at the time of delivery of the Shares to be sold by such Selling Shareholder such Selling Shareholder will have, full legal right, power, authority and capacity, and, except as required under the Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by such Selling Shareholder hereunder.

     (c) This Agreement has been duly and validly authorized, executed and delivered by such Selling Shareholder and is a valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except to the extent that rights to indemnity hereunder may be limited by applicable federal or state securities laws or the public policy underlying such laws and except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity.

     (d) Such Selling Shareholder has good, valid and marketable title to the Shares to be sold by such Selling Shareholder pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts and other defects in title whatsoever, with full power to deliver such Shares hereunder, and, upon the delivery of and payment for such Shares as herein contemplated, each of the Underwriters will receive good, valid and marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts and other defects in title whatsoever.

     (e) Such Selling Shareholder has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or that might reasonably be expected to constitute the stabilization or manipulation of the price of the shares of Class A Common Stock to facilitate the sale or resale of the Shares.

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     (f) When the Registration Statement shall become effective, when any amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any amendment of or supplement to the Prospectus is filed with the Commission and at all times subsequent thereto and including the Closing Date, and during such longer periods as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, such parts of the Registration Statement and the Prospectus and any amendments thereof and supplements thereto as relate to such Selling Shareholder and are based upon information furnished in writing to the Company or the Underwriters by or on behalf of such Selling Shareholder expressly for use therein will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and no event will have occurred with respect to such Selling Shareholder that should have been set forth in an amendment or supplement to the Registration Statement or Prospectus that has not then been set forth in such an amendment or supplement; and when any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such parts of such preliminary prospectus and any amendments thereof and supplements thereto as relate to such Selling Shareholder and are based on information furnished in writing to the Company or the Underwriters by or on behalf of such Selling Shareholder expressly for use therein did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (g) The information pertaining to such Selling Shareholder under the caption "Selling Shareholders" in the Prospectus is complete and accurate.

     2.  PURCHASE, SALE AND DELIVERY OF THE SHARES.

     (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby agrees to sell to the several Underwriters 4,250,000 of the Firm Shares, Stewart hereby agrees to sell to the several Underwriters 150,000 of the Firm Shares and the Trust hereby agrees to sell to the several Underwriters 350,000 of the Firm Shares; and each Underwriter, severally and not jointly, agrees to purchase the number of shares of the Firm Shares set forth opposite that Underwriter's name in SCHEDULE I hereto, at $_____ per share. Each Underwriter shall be obligated to purchase from the Company, and the Selling Shareholders, that number of the Firm Shares which represents the same proportion of the number of the Firm Shares to be sold by the Company and the Selling Shareholders as the number of shares of the Firm Shares set forth opposite the name of such Underwriter in SCHEDULE I represents of the total number of shares of the Firm Shares to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

     Delivery of certificates, and payment of the purchase price, for the Firm Shares shall be made at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 a.m., New York time, on the third or fourth business day (as permitted under Rule 15c6-1 of the Exchange Act) following the determination of the initial public offering price pursuant to this SECTION 2 (unless such time and date are postponed in accordance with the provisions of SECTION 9 hereof), or at such other time as shall be agreed upon by you, the Selling Shareholders and the Company. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the certificates for the Firm Shares shall be made to you for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price for the Firm Shares to the order of the Company and the Selling Shareholders by certified or official bank checks payable in New York Clearing House next-day funds.

     Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Company and the Selling Shareholders will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

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     (b) In addition, the Company hereby grants to the several Underwriters the option to purchase up to 712,500 Additional Shares at the same purchase price per share to be paid by the several Underwriters to the Company for the Firm Shares as set forth in this SECTION 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the several Underwriters. This option may be exercised at any time (but not more than once), in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of SECTION 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

     The number of Additional Shares to be sold to each Underwriter shall be the number that bears the same relationship to the aggregate number of Additional Shares being purchased by the Underwriters, as the number of Firm Shares set forth opposite the name of such Underwriter in SCHEDULE I hereto (or such number increased as set forth in SECTION 9 hereof), bears to the aggregate number of Firm Shares being purchased hereby, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

     Payment for the Additional Shares shall be made by certified or official bank check or checks, in New York Clearing House next-day funds, payable to the order of the Company at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

     3. OFFERING. Upon your authorization of the release of the Firm Shares, the several Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

     4. COVENANTS OF THE COMPANY AND THE SELLING SHAREHOLDERS.

     A.  The Company covenants and agrees with the several Underwriters that:

     (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereto to become effective as promptly as possible and will notify you immediately (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (iv) of the receipt of any comments from the Commission, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus before or after the effective date of the Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

     (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply

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with the Act or the Regulations, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) that will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

     (c) The Company will promptly deliver to you two signed copies of the Registration Statement, including exhibits and all documents incorporated by reference therein, and all amendments thereto, and the Company will promptly deliver to each of the several Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto, without exhibits, as you may reasonably request.

     (d) The Company will endeavor in good faith, in cooperation with you, at or prior to the time the Registration Statement becomes effective, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares in such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof.

     (e) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs (or not later than 90 days after the end of such fiscal quarter if such fiscal quarter is the last fiscal quarter of the fiscal year), an earnings statement (which need not be audited but which shall satisfy the provisions of Section 11(a) of the Act) covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

     (f) During a period of 90 days from the date of the Prospectus, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any Class A Common Stock (or any securities convertible into, exercisable for or exchangeable for Class A Common Stock), and the Company will obtain the under taking of each person who is an executive officer and/or director as of the date of this Agreement not to engage in any of the aforementioned transactions on their own behalf, other than the Company's sale of Shares hereunder, the Company's issuance of Class A Common Stock upon the exercise of presently outstand ing stock options, grants of employee options pursuant to the Company's employee stock purchase plan, the grant of options to directors of the Company as provided in the Company's director stock option plan and the issuance of shares of Class A Common Stock upon exercise thereof, and in connection with acquisitions.

     (g) During a period of three years from the effective date of the Registration Statement, the Company will furnish to the Representatives, upon request, copies of (i) all reports to its shareholders, and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange or quotation system upon which the Class A Common Stock may be listed.

     (h) The Company will not take, directly or indirectly, any action that might reasonably be expected to cause or result in (i) stabilization of the price of the Class A Common Stock to facilitate the sale or resale of the Class A Common Stock, or (ii) manipulation of the price of the Class A Common Stock.

     (i) The Company will take, and will cause its subsidiaries to take, such action as may be necessary to comply with the rules and regulations of the Nasdaq National Market in respect of the offering of the Shares.

     (j) The Company will apply the proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus and will take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act, and the rules and regulations thereunder.

     B. Each Selling Shareholder severally covenants and agrees with the several Underwriters that during a period of 90 days from the date of the Prospectus, such Selling Shareholder will not, without your prior written consent, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any Class A Common Stock (or any securities convertible into, exercisable for or exchangeable for Class A Common Stock).

     5. PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed, and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto, the underwriting documents (including this Agreement and the Agreement Among Underwriters) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters and such counsel's disburse ments in relation thereto, and (iv) if appropriate, the review of the terms of the public offering of the Shares by the National Association of Securities Dealers, Inc.; provided, however, that the Selling Shareholders hereby agree to reimburse the Company for such expenses as are described as being payable by the Selling Shareholders in
Part II of the Registration Statement.

     6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, as of the date hereof and as of the Closing Date (or in the case of the Additional Shares as of the Additional Closing Date), to the absence from any certificates, opinions, written statements or letters furnished to you or to Jenkens & Gilchrist, a Professional Corporation ("Underwriters' Counsel"), pursuant to this SECTION 6 of any misstatement or omission, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to the following additional conditions:

     (a) The Registration Statement shall have become effective not later than 5:30 p.m., New York time, on the day following the date of this Agreement or at such later time and date as shall have been consented to in writing by you, and, at or prior to the Closing Date and the Additional Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

     (b) At the Closing Date and the Additional Closing Date, you shall have received the opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel for the Company, dated the Closing Date, or the Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance reasonably satisfactory to Underwriters' Counsel, to the effect that:

        (i) Each of the Company and its subsidiaries listed on SCHEDULE II hereto (the "Significant Subsidiaries"), has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Significant Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that will not in the aggregate have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole. Each of the Company and the Significant Subsidiaries has all requisite corporate authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. Except as otherwise indicated in SCHEDULE II, all of the issued and outstanding capital stock of each Significant Subsidiary of the Company is held of record by the Company.

        (ii) The Company has authorized capital stock as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of capital stock of the Company are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The Shares to be delivered on the Closing Date, or Additional Closing Date, as the case may be, have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. Each of the Underwriters will receive good, valid and marketable title to the Firm Shares and the Additional Shares being sold by the Company hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts and other defects of title whatsoever.

        (iii) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof incorporated by reference in the Registration Statement and the Prospectus; the certificates for the Shares are in proper form under Louisiana law.

        (iv) The Class A Common Stock is listed on the Nasdaq National Market.

        (v) Such counsel does not know of any contracts or other documents that are required to be filed as exhibits to the Registration Statement by the Act or by the Regulations that have not been filed as exhibits to the Registration Statement, or that are required to be summarized in the Prospectus that are not so summarized.

        (vi) To the best of such counsel's knowledge, the Company is not in violation of its corporate charter or bylaws and neither the Company nor any of its Significant Subsidiaries is in default under (and no event has occurred which with notice, lapse of time, or both, would constitute a breach of, or a default under), any agreement, license, mortgage, deed of trust, bank loan, credit agreement, indenture or instrument filed as an exhibit to the Registration Statement (or as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1996 or Quarterly Reports on Form 10-Q for the quarters ended January 31, 1997 and April 30, 1997, respectively), which default would have a material adverse affect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole.

        (vii) The Company has all necessary corporate power to execute and deliver this Agreement and to perform its obligations (including the issuance, sale and delivery of the Shares to be sold by the Company) hereunder.

        (viii) This Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity hereunder may be limited by federal or state securities laws or the public policy underlying such laws and except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity.

        (ix) To the best of such counsel's knowledge, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or, to the best knowledge of such counsel, any of its Significant Subsidiaries, which, if resolved against the Company or such subsidiary, individually or, to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Registration Statement and the Prospectus, which has not been properly disclosed therein.

        (x) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to the terms of any agreement or instrument filed as an exhibit to the Registration Statement (or as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1996 or Quarterly Reports on Form 10-Q for the quarters ended January 31, 1997 and April 30, 1997, respectively) or any material franchise, license or permit known to such counsel to which the Company or any of its Significant Subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound, or (B) violate or conflict with any provision of the Articles of Incorporation or Bylaws of the Company or any of its Significant Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties or assets. To the best knowledge of such counsel, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), and (2) such as have been made or obtained under the Act.

        (xi) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus and in any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

        (xii) The Registration Statement is effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission.

     In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon, and does not assume responsibility for and has not verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Company) and without independent check or verification, nothing has come to the attention of such counsel that leads it to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the Closing Date or the Additional Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus or in any amendments thereof or supplements thereto).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

     (c) At the Closing Date you shall have received the favorable opinion of Henican, James & Cleveland, counsel for the Selling Shareholders, dated the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to Underwriters' Counsel, to the effect that:

        (i) This Agreement has been duly and validly authorized, executed and delivered by the Selling Shareholders and is a valid and binding obligation of each of the Selling Shareholders, enforceable against each of the Selling Shareholders in accordance with its terms, except to the extent that rights to indemnity hereunder may be limited by applicable federal or state securities laws or the public policy underlying such laws and except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity.

        (ii) To the best knowledge of such counsel, the Selling Shareholders have all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all courts and all public, governmental or regulatory agencies and bodies as are required for the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), and (2) such as have been made or obtained under the Act.

        (iii) Upon the delivery of and payment for the Shares to be sold by the Selling Shareholders pursuant to this Agreement as herein contemplated, each of the Underwriters who is not aware of any adverse claim with respect thereto will receive good, valid and marketable title to the Shares purchased by it from the Selling Shareholders, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts and other defects in title whatsoever.

        (iv) The execution, delivery and performance of this Agreement by the Selling Shareholders and the consummation of the transactions contemplated hereby will not violate or conflict with, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Selling Shareholders or any of their respective properties or assets.

        (v) The Statements in the Prospectus under the caption "Selling Shareholders," insofar as such statements constitute a summary of the matters referred to therein, fairly present the information called for with respect to such matters in all material respects.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Shareholders, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinions of such counsel for the Selling Shareholders shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

   (d) At the Closing Date and the Additional Closing Date, you shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date, or

Additional Closing Date, as the case may be, to the effect that the condition set forth in subsection (a) of this SECTION 6 has been satisfied, that as of the date hereof and as of the Closing Date, or Additional Closing Date, as the case may be, the representations and warranties of the Company set forth in SECTION 1 hereof are accurate, and that as of the Closing Date, or the Additional Closing Date, as the case may be, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

     (e) At the Closing Date, you shall have received certificates executed by the respective Selling Shareholders, each dated the Closing Date, to the effect that the representations and warranties of such Selling Shareholder set forth in
SECTION 1 hereof are accurate, and that as of the Closing Date, the obligations of such Selling Shareholder to be performed hereunder on or prior thereto have been duly performed.

     (f) At the time this Agreement is executed, and at the Closing Date and the Additional Closing Date, you shall have received a letter from Coopers & Lybrand L.L.P., independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, or Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to you, to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them; (ii) stating that, in their opinion, the financial statements and schedules, if any, of the Company included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the applicable published rules and regulations of the Commission thereunder; (iii) on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available interim consolidated financial statements of the Company and its subsidiaries, a reading of the minutes of meetings and consents of the shareholders and boards of directors of the Company and its subsidiaries and the committees of such boards subsequent to the date of the most recent audited consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, inquiries of officers and other employees of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries with respect to transactions and events subsequent to the date of the most recent audited consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited consolidated financial statements and schedules, if any, of the Company included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the applicable published rules and regulations of the Commission thereunder or that such unaudited consolidated financial statements are not fairly presented in conformity with generally accepted accounting principles except to the extent certain footnote disclosures have been omitted in accordance with applicable rules of the Commission under the Exchange Act applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus; (B) with respect to the period subsequent to the date of the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, there were, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or shareholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except for changes or decreases that the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; or (C) that during the period from the date following the date of the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company and its subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.

     (g) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date, and the Additional Closing Date, as the case may be, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters, as you may reasonably require, and the Company and the Selling Shareholders shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (h) Prior to the Closing Date and the Additional Closing Date the Company and the Selling Shareholders shall have furnished to you such further information, certificates and documents as you may reasonably request.

     If any of the conditions specified in this SECTION 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this SECTION 6 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by you at, or at any time prior to, the Closing Date, and the obligations of the Underwriters to purchase the Additional Shares may be canceled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company and the Selling Shareholders in writing, or by telephone, telex or telegraph, confirmed in writing.

     7. INDEMNIFICATION.

        (a) The Company agrees to indemnify and hold harmless each Underwriter, its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have, including under this Agreement.

     (b) Each Selling Shareholder agrees to indemnify and hold harmless each Underwriter, its officers, directors, partners, employees, agents and counsel, and each person, if any who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Underwriters by or on behalf of the Selling Shareholder expressly for use therein. The Underwriters acknowledge that the statements set forth under the caption "Selling Shareholders" with respect to the Trust constitute the only information furnished in writing by or on behalf of the Trust expressly for use in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof. The Underwriters further acknowledge that the statements set forth under the caption "Selling Shareholders" with respect to Stewart constitute the only information furnished in writing by or on behalf of Stewart expressly for use in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof.

      (c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, the Selling Shareholders, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, its employees, agents and counsel, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement. The Company and the Selling Shareholders acknowledge that the statements set forth in the last paragraph of the cover page and in the first five and last two paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the registration statement relating to the Shares as originally filed, or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

     (d) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this SECTION 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

     8. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in SECTION 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions as incurred (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Selling Shareholders any contribution received by the Company or such Selling Shareholders from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company, the Selling Shareholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in SECTION 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Shareholders and the Underwriters in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as (w) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses (received by the Company and (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by Stewart and (y) the total proceeds from the offering (net of underwriting discounts and Commissions but before deducting expenses) received by the Trust and (z) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus; provided, however, that the relative benefits received by the Company shall be deemed to additionally include the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Shareholders to the extent the Selling Shareholders are not obligated to provide indemnification pursuant to the terms of SECTION 7(b). The relative fault of the Company, the Selling Shareholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this SECTION 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this SECTION 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this SECTION 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this SECTION 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this SECTION 8, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this SECTION 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld. The Selling Shareholders shall not be obligated to make contributions with respect to any claim unless the Selling Shareholder would be obligated to provide indemnification with respect to such claim pursuant to the terms of
SECTION 7(b).

     9. DEFAULT BY AN UNDERWRITER.

        (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of shares of Firm Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such Firm Shares or Additional Shares to which the default relates shall be purchased by the nondefaulting Underwriters in proportion to their respective commitments hereunder.

        (b) In the event that such default relates to more than 10% of the Firm Shares, or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any nondefaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares, or Additional Shares, as the case may be, to which such default re lates, on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this SECTION 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares, shall thereupon terminate, without liability on the part of the Company or the Selling Shareholders with respect thereto (except in each case as provided in SECTIONS 5, 7(A) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters, the Company and the Selling Shareholders for damages occasioned by its or their default hereunder.

        (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the nondefaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date, or Additional Closing Date, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this SECTION 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

     10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters, the Selling Shareholders and the Company contained in this Agreement, including the agreements contained in SECTION 5, the indemnity agreements contained in SECTION 7 and the contribution agreements contained in SECTION 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or the Selling Shareholders or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the several Underwriters. The representations contained in
SECTION 1 and the agreements contained in SECTIONS 5, 7, 8 and 11(D) hereof shall survive the termination of this Agreement including pursuant to SECTIONS 9 or 11 hereof.

     11. EFFECTIVE DATE OF AGREEMENT; TERMINATION.

        (a) This Agreement shall become effective at such time after notification of the effectiveness of the Registration Statement as you, the Company and the Selling Shareholders shall agree upon the initial public offering price and the purchase price per Share. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 p.m., New York time, on the seventh full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Shareholders or the Underwriters, except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you and the Selling Shareholders, or by action of the Selling Shareholders by notifying the Company and you or by you by notifying the Company and the Selling Shareholders. Notwithstanding the foregoing, the provisions of this SECTION 11 and of SECTIONS 1, 5, 7 and 8 hereof shall at all times be in full force and effect.

     (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date, or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, by giving notice to the Company, if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the securities markets; or if trading on the New York or American Stock Exchanges or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or if the United States shall have become involved in a war or major hostilities; or if a banking moratorium has been declared by a state or federal authority, or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if any new restriction materially adversely affecting the distribution of the Firm Shares, or the Additional Shares, as the case may be, shall have become effective; or if the Company shall have sustained a material or substantial loss, which, whether or not such loss shall have been insured, in your judgment makes it inadvisable to proceed with the offering, sale, or delivery of the Firm Shares, or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus; or if there shall have been such change in the market for the Company's securities or securities in general, or in political, financial or economic conditions as in your judgment makes it inadvisable to proceed with the offering, sale or delivery of the Firm Shares, or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus; or if, (i) either the Company or any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since the respective dates as of which information is given in the Prospectus there shall have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii) above, is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Firm Shares, or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

     (c) Any notice of termination pursuant to this SECTION 11 shall be by telephone, telex, telegraph, or telecopy, confirmed in writing by letter.

     (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in SECTION 11(A) hereof, or (ii) SECTIONS 9(B) or 11(B) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the several Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Selling Shareholders to perform any agreement herein, or comply with any provision hereof, the Company agrees subject to demand by you, to reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the several Underwriters in connection herewith.

     12. NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and (i) if sent to any Underwriter, shall be mailed, delivered, telexed, telegraphed, or telecopied, and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245
Park Avenue, New York, New York 10167, Attention: Corporate Finance and (ii) if sent to the Company or either of the Selling Shareholders shall be mailed, delivered, telexed, telegraphed, or telecopied, and confirmed in writing to the Company, 110 Veterans Memorial Boulevard, Metairie, Louisiana 70005, Attention:
Ronald H. Patron; and, in the case of either of the Selling Shareholders, to such person in care of the Company at the address set forth above.

     13. PARTIES. You represent that you are authorized to act on behalf of the several Underwriters named in SCHEDULE I hereto, and the Company and the Selling Shareholders shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Underwriters when the same shall have been given by you on such behalf. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Selling Shareholders and the Company and the controlling persons, directors, officers, employees and agents referred to in SECTIONS 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

     14. CONSTRUCTION. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to the rules governing conflicts of laws. Time is of the essence in this agreement.

     If the foregoing correctly sets forth the understanding among you, the Company and the Selling Shareholder, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                              Very truly yours,

                              COMPANY:

                              STEWART ENTERPRISES, INC.


                              By:
                                 -------------------------------------
                              Print Name:
                                         -----------------------------
                              Title:
                                     ---------------------------------


                              SELLING SHAREHOLDERS:


                              ----------------------------------------
                              Frank B. Stewart, Jr.



                              THE FRANK B. STEWART, JR. CHARITABLE
                              REMAINDER UNITRUST


                              By:
                                  ------------------------------------
                                  John C. McNamara, Trustee


                              By:
                                  ------------------------------------
                                  Edward N. George, Trustee


Accepted as of the date first above written.

BEAR, STEARNS & CO. INC.
GOLDMAN, SACHS & CO.
ABN AMRO CHICAGO CORPORATION
JOHNSON RICE & COMPANY L.L.C.

By:  BEAR, STEARNS & CO. INC.


     By:
        ---------------------------
     Print Name:
                -------------------
     Title:
            -----------------------

On behalf of themselves and the other several Underwriters named in SCHEDULE I hereto.

                                   SCHEDULE I


                                                        NUMBER OF
UNDERWRITERS                                           FIRM SHARES
------------                                           -----------
Bear, Stearns & Co. Inc. ............................
Goldman, Sachs & Co. ................................
ABN AMRO Chicago Corporation ........................
Johnson Rice & Company L.L.C. .......................

        Total .......................................   4,750,000
                                                        =========

                                  SCHEDULE II

                            Significant Subsidiaries
                            ------------------------


                     Restland Funeral Home, Inc.

                     Cemetery Management, Inc.

                     S. E. Mid-Atlantic, Inc.

                     S. E. South Central, Inc.

                     S. E. Australia, Inc.

                     Woodlawn Park Cemetery Co., Inc.